4th Quarter Fiscal 2026 Earnings Presentation Exhibit 99.2

Safe-Harbor Statement © 2026 Lindsay Corporation This presentation contains forward-looking statements that are subject to risks and uncertainties, and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions and the Company’s actual financial condition and results of operations to differ materially from management’s beliefs expressed in the forward-looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For additional financial statement information, please see the Company’s earnings release dated October 22, 2026.

© 2026 Lindsay Corporation Key Fourth Quarter Highlights North America irrigation revenues increased 11 percent International irrigation revenues were comparable to the prior year Infrastructure revenues increased 13 percent, with a third consecutive quarter of road safety products growth Operating income increased 39 percent to $15.8 million

Fourth Quarter Summary © 2026 Lindsay Corporation Revenues increased $8.0 million, or 5 percent, to $161.6 million Irrigation increased $4.7 million Infrastructure increased $3.3 million Operating income increased $4.5 million, or 39 percent, to $15.8 million Diluted earnings per share increased $0.11, or 11 percent, to $1.10 +5% +39% +11% Revenue Operating Income (with operating margin) Diluted EPS $ in millions, except per share amounts

Fiscal 2026 Summary © 2026 Lindsay Corporation Revenues decreased $40.5 million, or 6 percent, to $635.9 million Irrigation decreased $26.5 million Infrastructure decreased $14.0 million Operating income decreased $21.2 million, or 24 percent, to $66.9 million Diluted earnings per share decreased $1.45, or 21 percent, to $5.33 -6% -24% -21% Revenue Operating Income (with operating margin) Diluted EPS $ in millions, except per share amounts

Irrigation – Current Market Factors © 2026 Lindsay Corporation In September, the USDA estimated 2026 U.S. net farm income to be $158.4 billion, a decrease of 3 percent from 2025 U.S. net farm income of $162.6 billion The projected decrease is mainly driven by higher input costs and partially offset by an increase in government support payments In December 2025, $12.0 billion Farm Bridge Assistance Program announced $11.0 billion to support row crop farmers with payments beginning in the first calendar quarter of 2026 Through October 2026, 89% of the funds were disbursed with row crop acres receiving the largest share of payments In May 2026, China agreed to purchase $17.0 billion annually of U.S. agricultural products through 2028, in addition to existing soybean commitments The One Big Beautiful Bill Act was signed into law July 4, 2025 Extends provisions of the 2017 Tax Cuts and Jobs Act, including accelerated depreciation for qualifying equipment purchases Reauthorizes and enhances key commodity support programs under the Farm Bill, through 2031 Demand for irrigation equipment in Brazil remains suppressed High interest rates and ongoing credit constraints remain as headwinds Commodity price pressure remains due to record harvests Pipeline of project opportunities in developing international markets continues to be robust, driven by secular megatrends of food security and water conservation

Irrigation Segment – Fourth Quarter Summary © 2026 Lindsay Corporation North America revenue of $55.4 million increased 11 percent Higher unit sales volume compared to the prior year Average selling prices were comparable to the prior year Unit sales volume breakdown by category: Replacement 50%, Conversion 26%, Dryland 24% International revenue of $78.3 million was comparable to the prior year Growth in MENA and other developed markets was offset by lower demand in Brazil Favorable effects of foreign currency translation of $2.4 million Operating income of $17.3 million was comparable to the prior year Operating margin was 12.9 percent compared with 13.7 percent in the prior year Higher input costs were partially offset by lower operating expenses Revenue -2% +4% Operating Income (with operating margin) 7 $ in millions

Lindsay to Acquire Setorial, Expanding our Brazil Irrigation Portfolio © 2026 Lindsay Corporation Setorial’s locally manufactured hose reels complement Zimmatic™ center pivots—expanding the fields, crops and growers we can serve. STRATEGIC FIT Advances two strategic priorities: growing our presence in Brazil's expanding irrigation market and increasing our share of the global mechanized irrigation market across pivots, laterals and hose reels. GROWTH OPPORTUNITIES Opportunity to sell Setorial hose reels through Lindsay's national dealer network, expand Zimmatic pivots to Setorial's base of mills, cooperatives and growers in the region, and extend Setorial into the broader Latin American market through Lindsay's existing channel. CONTINUITY AT CLOSING Setorial is expected to retain its brand, Limeira plant, team and existing leadership, with uninterrupted product, parts and technical support. + Two-way cross sell
Lindsay's dealer network and Setorial's customer base create new opportunities for both product lines. + Complete portfolio
Center pivots serve larger fixed areas; mobile hose reels cover irregular, temporary or smaller areas and can work alongside pivots. + Continuity + growth
Lindsay’s global scale, resources and 70 years of irrigation experience provide a platform for Setorial’s long-term growth.

Infrastructure – Current Market Factors Congress extended the Infrastructure Investment and Jobs Act (IIJA) surface transportation programs through December 11, 2026. The five-year BUILD America 250 Act has cleared House T&I but not either chamber, making another short-term extension likely Inflation on material prices and labor costs have offset some of the impact of incremental funding Through July 2026, states had committed $293.9 billion, approximately 85 percent, of the IIJA’s $347.5 billion in highway and bridge formula funds to roughly 127,400 projects* The value of state and local government transportation contract awards was $165.6 billion for the 12 months ending July 2026, up approximately 16 percent over the prior year* The Road Zipper ™ project pipeline continues to be actively managed, and project timing remains challenging to predict © 2026 Lindsay Corporation *Source: American Road and Transportation Builders Association

Infrastructure Segment – Fourth Quarter Summary © 2026 Lindsay Corporation Revenue of $27.8 million increased 13 percent Higher road safety product sales compared with the prior year Partially offset by lower Road Zipper System™ sales and lease revenues Operating income of $5.0 million increased 41 percent Operating margin was 17.9 percent compared with 14.4 percent in the prior year, reflecting higher revenue and a more favorable mix Revenue +41% Operating Income (with operating margin) +13% $ in millions

© 2026 Lindsay Corporation Strong Balance Sheet Supports Capital Allocation $239.8M Available liquidity Cash & Cash Equivalents Substantial Room to Add Leverage No Near-Term Debt Maturities $114.8M Long-term debt 2030 Maturity 1.1x Gross Debt to EBITDA leverage

Capital Allocation Priorities © 2026 Lindsay Corporation Working capital to support sales growth New product development Capacity and productivity investments Align with strategic growth priorities Leverage or add to existing capabilities Deliver incremental return on invested capital Increase annual dividends Opportunistic share repurchase Support Growth and Profitability of Current Businesses Acquisitions Return Capital to Shareholders

Innovation Leadership: Addressing Global Megatrends © 2026 Lindsay Corporation Capitalizing on global megatrends Megatrends Innovation Leadership Innovative sustainable solutions for growers across the globe Mobilizing global populations safely and sustainably Food Security Water Scarcity Land Availability Aging Infrastructure Mobility Safety Increased Safety Standards

Strong Commitment to Sustainable Practices © 2026 Lindsay Corporation Our mission is to conserve natural resources, expand our world’s potential, and enhance the quality of life for people. Investing in sustainable technologies Striving for operational and environmental excellence A great place to work Supporting communities Operating with integrity

Appendix © 2026 Lindsay Corporation

U.S. Corn Prices Source: Trading Economics © 2026 Lindsay Corporation USD/BU

U.S. Soybean Prices © 2026 Lindsay Corporation USD/BU Source: Trading Economics

United States Drought Condition Source: US Drought Monitor, October 2025/2026 2025 2026 © 2026 Lindsay Corporation

Soybean Cash Price Index – Brazil Source:Cepea © 2026 Lindsay Corporation R$/bag

Brazil Central Bank Interest Rate Source: Trading Economics| Banco Central do Brasil Percent © 2026 Lindsay Corporation